ACQUISITIONS - Allocation of the purchase price (Details) - O3 Mining Inc $ in Thousands	Mar. 18, 2025 USD ($)
ACQUISITIONS
Cash and cash equivalents	$ 16,312
Other current assets	1,213
Property, plant and mine development	123,810
Investments	11,597
Accounts payable and accrued and other liabilities	(8,767)
Long-term debt	(4,760)
Lease obligations	(1,069)
Other liabilities	(64)
Total assets acquired, net of liabilities assumed	$ 138,272